Exhibit 99.1

               GlucoTrackA First In Class Non-Invasive GlucoseMonitoring Platform  Digital Health SolutionSupporting healthy behaviors by providingindividual context to glucose data    The Integrity Applications Growth Story               Attractive Industry Dynamics Glucose monitoring undergoing rapid disruptive change

 Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements contained in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “expect”, “plan” and “will” are intended to identify forward-looking statements. Readers are cautioned that certain important factors may affect Integrity Applications’ actual results and could cause such results to differ materially from any forward-looking statements that may be made in this news release. Factors that may affect Integrity Applications’ results include, but are not limited to, the ability of Integrity Applications to raise additional capital to finance its operations (whether through public or private equity offerings, debt financings, strategic collaborations or otherwise); risks relating to the receipt (and timing) of regulatory approvals (including FDA approval); risks relating to enrollment of patients in, and the conduct of, clinical trials; risks relating to its current and future distribution agreements; risks relating to its ability to hire and retain qualified personnel, including sales and distribution personnel; and the additional risk factors described in Integrity Applications’ filings with the U.S. Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K for the year ended December 31, 2016 as filed with the SEC on March 31, 2017.

 Unique product , solid clinical dataFirst -in-class non-invasive glucose monitorUnique “triple-sensor” technology combined with proprietary algorithm provides unmatched accuracyApproved for use in T2 and pre-diabetes patients in Europe and AsiaMultiple clinical trials in over 1000 patients   Attractive High Growth MarketDiabetes disease burden is high and growing in every country, fueled by obesity and unhealthy lifestyle"eHealth solutions for Diabetes" is already a $1BN market opportunity in 2017, growing at 30% annuallyAdvancements in design, technology and mass adoption of mobile devices enables consumer driven diabetes care to be feasible.User penetration expected to double every five years.  Clear plan for transformationBuilt world class management team with proven track recordCommercialize products in most attractive marketsOverhaul commercial strategy Renovate, modernize and expand product offeringAdditional pillars of growth over and above the existing commercial productLeverage eHealth opportunity to turbocharge growthFocus on US approval  Executive Summary

 Attractive Industry Segment with Strong Market Dynamics    Health/Wellness1B  At Risk250M  Pre-Diabetes318M  Diabetes (T1/T2)415M  Population  High performance individualsHealth and WellnessHigh stress professions  Obese (BMI > 25kg/m2Genetic risk of diabetesHigh risk pregnancy  HbA1C 5.7%-6.4%BMI >25kg/m2Additional risk factorsChildren, adults  HbA1C > 6.5%Children, adults  Goals  Optimize physical and mental performanceBuild endurance  Early detection & preventionAvoid disease progression  Halt or slow progression of diseaseOptimize diet & exerciseTitrate oral medications  Halt or slow progression of diseaseOptimize therapy regime Minimize complicationsManage insulin, GLP-1 therapy  Self-Monitoring of Glucose (SMG)  User-driven Test frequency is situational  User-driven and definedTest frequency is situational  All adults >45 years Test frequency is situational based on patient, caregiver target goals (IDF, ADA)  All persons diagnosedTest frequency is situational based on patient, caregivers target goals (IDF, ADA)  Sources: CDC, ADA, IDF, 2017.

 Glucose Measurement is Undergoing a Major Transformation  Commercial  Monitor only  R&D  Stage of Development  IntegratedSolution  Digital HealthProductSolution  Google/Novartis  GlucoWise (Mediwise)  Cnoga Medical  Symphony (Echo Tx)  Noviosense  Medella Health  Light Touch Medical  GlucoVista  Sano   GlucoTrack  K’Track (PKVitality)         Libre (Abbott)      = interstitialfluid sensing  GlucoTrack 2.0    Dexcom G6

     Eliminates daily finger pricksSimple calibration with ear clip replacement once every six months  Cost-effectiveUnlimited testingLess than cost of conventional glucose monitoring  Verified algorithm for estimated HBA1CTrend data allows individual monitoring over time  GlucoTrackA Unique Non-Invasive GlucoseMonitoring Solution         Pocket-sized Simple to useReading in <1 minUnlimited measurements  Discreet use in publicPatented ear clip sensor comfortable to useNo pain  Accurate, rapid reading in less than one minute

 Ultrasonic  Sound velocity through tissue varies with glucose concentration   Electromagnetic  Tissue impedance changes with glucose concentration.   thermal  Heat transfer characteristics of tissue vary with glucose concentration.   GlucoTrack’s Novel Triple-Sensor Technology  The three independent readings are combined and analyzed using a proprietary algorithm.

 T2 Consensus Error Grid Zones  Number of Points  Percentage  A+B  304  99.4%  A  277  90.2  B  27  9.2  C  1  0.3  D  0  0.0  E  0  0.0  Total  305  100.0  Most Recent Clinical Study Demonstrated 17% MARD and 99.4% of measurements within A+B Zones  Type 2 Consensus Error Grid (CEG)  Sources: Pfutzner Science & Health Institute, Germany and Soroka University Medical Center, Israel, November 2016.   Pfutzner Science & Health Institute, Germany and Soroka University Medical Center, Israel

 Recent Clinical Trials Demonstrate Reliable Accuracy  Objective  Patient Number  Invasive Reference  Accuracy of GlucoTrack DF-F device  44  HemoCue  Demonstrate ear-clip performance over 6 months  18  HemoCue  Accuracy as a function of differing demographics, age, gender, BMI, HbA1c, medication  132  HemoCue  Sensor-to-sensor Precision  20  HemoCue  Precision of glucose measurements under stable glucose conditions  14  HemoCue

 Transforming Integrity  Management & Talent  Structure & Process  Commercial Mindset  Product Portfolio  Distribution Partners  US Focus  Integrity in 2016  Where will we be in 2018?  Significant Talent GapLack of commercial experience  World class managementTrack record in commercialization & diabetes  Lack of process No formal business planning  Established process, structure and controls  Not commercially orientedLack of focus on priority markets  Clear commercial strategyStrong commercial team  Single product orientationMissed opportunities in adjunct markets  Development of product pipelineExpansion into digital health  Inadequate selection of partnersUnder-management of partnerships  Highly experienced & competent partnersCollaborative partnering model  US market ignored in favor of othersLack of US management  US approval process advancing rapidlyEstablish US headquarters & upgrade talent

 Global Executive Team  John GrahamCEO and Chairman  Senior executive positions at Sanofi Aventis Pharma, Genzyme Corporation, Menarini Group and Ernst & Young; CEO at Invida Pharmaceuticals  Sami Sassoun, CPA, USA, BACFO  Previously with Bedrock Enterprises, Brean Murray, Cohn Reznick  David PodwalskiChief Commercial Officer  Previously with Ernst & Young, Aventis Pharmaceuticals, Hoechst Marion Roussel  David Malka, BACo-Founder, EVP Operations  VP of Operations since 2003, previously with Solid Systems, Kollmorgen-Servotronix  Eugene Naidis, MSc.Vice President R&D  R&D leader since 2005, 15+ years leading complex industrial and medical measurement device and application projects  Ron Roobroeck, MSc.BM, MBADirector International Sales and Marketing  30+ years global pharmaceutical and medical device experience including Novartis, Roche, Medtronic, Cyberonics and Terumo

 Commercialization  Commencement of phased product launch in EuropeImproved distributor selectionTransformed sales modelReset pricing and reimbursementBuild patient and HCP advocacyExpand clinical evidenceImplement Digital Health Applications

   DIGITAL HEALTH SOLUTIONS  GlucoTrack app and integration with digital health solutions and health monitoring devices  Accuracy & HUMAN FACTORS  Reduce calibration, smaller handset, algorithm modifications based on real world use   MINIATURIZATION & SCALE  Wireless earclip, manufacturing transition to partner Wistron (global electronics manufacturer)  BROADEN TARGET MARKET  Expand clinical utility in T2, T1 (e.g., hypo and hyperglycemic alerts)Consumer health glucose product for non-diabetics  Product Strategy

     Integrity Growth Strategy  Digital Health Solutions Create Multiple White Space Opportunities        Glucose MonitoringTechnology Platform  Glucose MonitoringProduct Solutions   Existing Business  Adjacent Business  White Space  Value  $  Disease & WellnessManagement  2017  2020  2022+  GlucoTrack Pro  Private label/licensed technology  DiabetesDisease Management Solution  E-Commerce diabetes store: nutrition, smart foods, ancillary diabetes products  Health DataMonetization  Co-branded therapy solution (monitoring + Rx)  “Integrity Insight” ConsumerWireless/App  GlucoTrack Wireless/AppFor Pre-Diabetes & T2 Diabetes  GlucoTrack

     FutureGlucoTrack Wireless   Wireless ear clip App tailored to maximize healthy patient behaviors

 Recap of the Story  Attractive industry dynamicsUnique product with strong clinical dataTransformation underway with near-term tangible resultsCurrently at an inflection point in commercializationUnder-managed and under-invested in the past with upside potentialStrong technology with significant opportunity in portfolio development